Exhibit 99.3

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Andrew D. Regrut
Vice President, Investor Relations
(614) 278-6622

BIG LOTS ANNOUNCES SHAREHOLDER RETURN INITIATIVES

Columbus, Ohio - August 27, 2020 – Big Lots, Inc. (NYSE: BIG) today announced shareholder return initiatives, including a new share repurchase authorization and a quarterly cash dividend on its common shares.

On August 27, 2020, the company’s Board of Directors authorized the repurchase of up to $500 million of the company’s outstanding common shares. The authorization may be utilized to repurchase shares in the open market and/or in privately negotiated transactions at the company’s discretion, subject to market conditions and other factors. Pursuant to the authorization, shares may be repurchased commencing September 1, 2020, and the authorization is open-ended.

In addition, the company’s Board of Directors declared a quarterly cash dividend of $0.30 per common share for the third quarter of fiscal 2020. The dividend will be paid on September 25, 2020, to shareholders of record as of the close of business on September 11, 2020.

Commenting on today’s announcement, Bruce Thorn, President and CEO of Big Lots stated, “Enhancing shareholder returns through appropriate capital distribution is a key priority for the company. Our recent sale and leaseback transactions, along with our strong underlying business performance, have greatly improved our ability to do that. We are pleased to have this authorization in place to enable us to execute on that intent while continuing to invest in high-return internal growth initiatives.”

Investor Relations Department
4900 E Dublin Granville Rd
Columbus, OH 43081-7651
Phone: (614) 278-6622 Fax: (614) 278-6666
E-mail: aschmidt@biglots.com

About Big Lots, Inc.
Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is a neighborhood discount retailer operating 1,407 stores in 47 states, as well as a best-in-class ecommerce platform with expanded capabilities via BOPIS, curbside pickup, Instacart and, now, PICKUP with same day delivery. The company’s product assortment is focused on home essentials: Furniture, Seasonal, Soft Home, Food, Consumables, Hard Home, and Electronics, Toys & Accessories. Big Lots’ mission is to help people Live BIG and Save Lots. The company strives to be the BIG difference for a better life by delivering unmatched value to customers through surprise and delight, being a "best place to work" culture for associates, rewarding shareholders with consistent growth and top-tier returns, as well as doing good in local communities. For more information about the company, visit www.biglots.com.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “approximate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although the company believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity.

Forward-looking statements that the company makes herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, developments related to the COVID-19 coronavirus pandemic, current economic and credit conditions, the cost of goods, the inability to successfully execute strategic initiatives, competitive pressures, economic pressures on customers and the company, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in public announcements and SEC filings.

Investor Relations Department
4900 E Dublin Granville Rd
Columbus, OH 43081-7651
Phone: (614) 278-6622 Fax: (614) 278-6666
E-mail: aschmidt@biglots.com